                                                                EXHIBIT (a)(3)




                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                                 INNOTECH, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $.001 per share (the "Shares"), of Innotech, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Such form may be delivered by hand or transmitted by telegram or facsimile transmission or mailed to the Depositary and must include a guarantee by an Eligible Institution (as defined in Section 2 of the Offer to Purchase). See Section 2 of the Offer to Purchase.

                                The Depositary:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

            By Mail:                     By Overnight:                    By Hand:
       Tenders & Exchanges            Tenders & Exchanges            Tenders & Exchanges
          P.O. Box 2569            14 Wall Street, 8th Floor  c/o The Depository Trust Company
           Suite 4660                  Suite 4680 -- INT          55 Water Street, DTC TAD
   Jersey City, NJ 07303-2569         New York, NY 10005       Vietnam Veterans Memorial Plaza
                                                                     New York, NY 10041

                                    Facsimile Transmission
                               (for Eligible Institutions only):
                                       (201) 222-4720 or
                                        (201) 222-4721
                Confirm Receipt of Notice of Guaranteed Delivery by Telephone:
                                        (201) 222-4707

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to INO Acquisition Corp., a Delaware corporation (the "Purchaser"), and a wholly owned subsidiary of Johnson & Johnson, a New Jersey corporation, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated February 18, 1997 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, Shares pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

Number of Shares

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Name(s) of Record Holder(s):

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                                 (Please Print)

Certificate Nos. (if available):

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Address(es):

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                                                                       Zip Code

Area Code and Tel. No.:
                         -------------------------------------------------------

(Check one box if Shares will be tendered by book-entry transfer)
[ ] The Depository Trust Company
[ ] Philadelphia Depository Trust Company

Signature(s):

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Account Number:
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Dated:
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

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) of a transfer of such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date hereof.

Name of Firm:
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                             (AUTHORIZED SIGNATURE)

Address:
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                                                                       Zip Code

Title:
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Area Code and
Tel. No.:
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Dated:
      ---------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. SHARE
      CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.